ADDENDUM TO

                     INVESTORS RESEARCH FUND PROSPECTUS
                            DATED MARCH 1, 1999
                             ________________

                              April 21, 1999

A.  ADVISER CHANGE

    1.  NEW ADVISER EFFECTIVE APRIL 1, 1999.

        On April 1, 1999, the Fund's relationship with its new investment adviser and portfolio Manager, Westcap Investors, LLC of Los Angeles, California became effective and Westcap assumed the actual management of the Fund's portfolio on that date. As of March 31, 1999, former adviser Fox Asset Management, Inc. was no longer serving as investment adviser to the Fund.

        Westcap Investors has been acting as an investment manager for the last seven years, although the Westcap personnel themselves have been managing investment portfolios for many years.

    2.  WESTCAP INVESTORS, LLC - ORGANIZATION AND PERSONNEL

        Westcap Investors, LLC ("Westcap") is a Delaware limited liability company which was organized in 1995 and is the successor to Westcap Investors, Inc., a California corporation organized in 1991. Functionally, the two companies are identical. Westcap is an investment adviser registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940. It is 100% employee owned. The address of Westcap Investors is 11111 Santa Monica Boulevard, Suite 820, Los Angeles, CA 90025. The telephone number is (310) 996-3200.

        Glenn C. Weirick, CFA, CIC, is President and Co-Founder of Westcap Investors. Mr. Weirick serves as chairman of both the firm's Investment Policy Committee and its Equity Policy Committee. Prior to Westcap, Mr. Weirick was Co-Founder of Trust Company of the West, where he remained for over 20 years and served there as Chairman of the Equity Policy Committee, as the Director of Investment Research and as Managing Director of Equities and Convertible Securities. He also was the Manager of the TCW Convertible Securities Fund from 1987 to 1992, when he resigned to devote full time to Westcap. Mr. Weirick formerly served as Executive Vice President and Chief Investment Officer of Shareholders Management Company and as President of the Harbor Fund. He holds the Bachelor of Arts degree from Occidental College and the Master of Science degree in Finance from the Columbia University Graduate School of Business. He has 40 years of investment management experience.

        The managing directors of Westcap are: Geoffrey I. Edelstein, CFA, CIC; Peter Harvie CFA, CIC; Donald L. Keene, CFA, CIC; Terence D. Lynch; Michael T. Papworth; Bradley D. Slocum and Gregory S. Weirick. They are employees of Westcap and serve as portfolio managers in the firm's investment process. Mr. Edelstein, Mr. Slocum and Mr. Gregory S. Weirick are also co-founders of the firm. These directors have investment experience ranging from 8 years to a high of 44 years, with the average being almost 26 years.

        Mr. Edelstein has a Bachelor of Arts degree from the University of Michigan and a Juris Doctor degree from Northwestern University School of Law. Mr. Harvie has the Bachelor of Arts degree from Brown University. Mr. Keene has a Bachelor of Science degree from the University of California at Berkeley. Mr. Lynch and Mr. Papworth have Bachelor of Arts degrees from the University of Southern California. Mr. Slocum has a Bachelor of Arts degree from East Carolina University. Mr. Gregory S. Weirick has a Bachelor of Arts degree from the University of Arizona.

        "CFA" stands for "Chartered Financial Analyst" and "CIC" stands for "Chartered Investment Counselor." The CFA designation is awarded by the Institute of Chartered Financial Analysts (Charlottesville, Virginia) after the applicant has met the required testing and experience requirements. The CIC designation is awarded by the Investment Counsel Association of America (Washington, D.C.) after its testing and experience requirements have been met.

    3.  WESTCAP PERFORMANCE BACKGROUND

        In the past, Westcap has served primarily institutional and high net worth private clients. It currently has approximately $1.2 billion under management. Westcap is interested in managing the investment functions of a mutual fund and has agreed to serve Investors Research Fund, Inc. in that capacity. Prior to April 1, 1999, Westcap itself had not advised an equity mutual fund, although several of its members have previously had mutual fund management experience.

        Westcap has had an excellent performance record since it began opera-tions on April 1, 1992. A table of gross and net returns of Westcap's composite equity accounts (Westcap net returns presented below are net of management fees and all transaction costs in accordance with S.E.C. guidelines) in comparison with the S&P 500 from April 1, 1992, when Westcap commenced operations, through 3/31/99 follows. In making comparisons with the Standard
& Poor's 500 Index, it must be recognized that the S&P 500 has no brokerage charges, no expenses, and no operational costs subtracted from its performance results. Also, one cannot make a single direct investment into the S&P 500.

                            Annualized Returns                                  Annualized Returns
                             Westcap Equity         Annualized Returns S&P        Westcap Equity
                               Composite                      500                   Composite
                                (Gross)                                           (net of fees)
                                -------

1 year                           25.13%                      18.45%                   24.41%
3 years                          30.11%                      28.07%                   29.36%
5 years                          25.80%                      26.25%                   25.08%
Since 4/92                       20.47%                      20.78%                   19.74%

                          Total Return Westcap
                         Equity Composite (Gross)   Total Return S & P 500      Total Return Westcap
                                                                                Composite (net of fees)

1 year                           25.13%                      18.45%                   24.41%
3 years                         120.23%                     110.06%                  116.47%
5 years                         215.08%                     220.74%                  206.15%
Since 4/92                      268.19%                     274.94%                  252.92%


        Westcap's table above presents its composite performance results from April 1, 1992 through March 31, 1999, in accordance with the Performance Pre-sentation Standards of the Association for Investment Management and Research ("AIMR"). The accounts in the composite had the same general investment objective as the Fund and were all similarly managed by Westcap for the entire quarter reported. All results are calculated on a time weighted basis as prescribed by the AIMR Performance Presentation Standards. Performance figures for the period April 1, 1992 through December 31, 1992 present the equal weighted results (computed quarterly). For the 2nd and 3rd quarters of 1992, the dollar weighted results would be identical to the equal weighted results. For the 4th quarter of 1992, the dollar weighted return (gross) was 9.9% while the equal weighted return (gross) was 10.3%. From January 1, 1993 through March 31, 1999, the results are presented on a dollar weighted basis (computed quarterly). All information set forth above concerning Westcap's performance has been provided to the Fund by Westcap and has not been independently verified or audited.



        Westcap has informed the Fund that the results include all accounts with investment objectives, policies, strategies, and risks substantially similar to those of the Fund except that (1) accounts less than $1 million in market value, (2) accounts subject to material restrictions imposed by the client, and (3) accounts whose results have been materially affected by signif-icant cash contributions or withdrawals have been excluded. The equity portion of balanced accounts (including cash results) are included in Westcap's Equity results from the 3rd Quarter 1992 to the present. One fully discretionary non-fee paying account is also included in Westcap's results beginning with the 2nd Quarter of 1992 through the 4th Quarter of 1993. Net results are after the deduction of management fees, but gross results are not. Westcap has informed the Fund that elimination of the accounts of less than $1 million has no sig-nificant effect on the stated performance results because such accounts total less than 2% of the relevant assets under management. Also, no provision has been made for federal and state income taxes, if any.

        In evaluating the foregoing statistics, it is to be recognized that the past performance of Westcap's equity accounts does not indicate that the Fund's future performance will necessarily be the same. Also, it is to be recognized that private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. Had such requirements been applicable, they might have adversely affected the performance results of the private account composite. Additionally, the performance results set forth above do not represent the historical performance of any particular client of Westcap or of Investors Research Fund.

    4.  WESTCAP'S INVESTMENT APPROACH

        Westcap's intention is to outperform the S&P 500 Index on a consistent basis while minimizing risk.

        Westcap's investment style utilizes a top down approach with a growth style bias. Its portfolio holdings are generally concentrated in large capi-talization, high quality, publicly traded equity securities that combine growth potential with superior financial strength. It invests in companies whose market capitalization exceeds $1 billion, but also occasionally in other equity-like instruments such as convertible securities. Convertible securities are used to produce income and to reduce volatility. A money market account is used occasionally for holding funds on a temporary basis, but Westcap's policy is to remain fully invested.

        A "top down" analytical approach starts with an overall study of the relevant investment environment and the current economic situation. This responsibility is that of the Investment Policy Committee. Westcap does much of its own research on those subjects, but also accumulates information and recommendations from outside consultants, brokerage analysts, and similar experts specializing in demographic and domestic and foreign investment and economic information.

        After accumulating and evaluating the research information, the Invest-ment Policy Committee meets to formulate and update Westcap's investment analyses to forecast both the investment environment and the economic environ-ment. The objective is to assess the prospects and probabilities for the next two to five years. That includes both domestic U.S. and foreign economies. That committee meets every Tuesday and at other times when it appears desirable to meet. When the Investment Policy Committee has formulated its analyses and forecasts, it turns them over to the Equity Policy Committee for action.

        The Equity Policy Committee then utilizes the research findings to formulate a list of industries and companies that are promising for invest-ments. The committee meets every Monday or more often, as needed. That Westcap committee gives extensive and intensive attention to the selection of both industries and companies in which to commit client funds. Westcap utilizes outside consultants, Wall Street analysts, financial statement analysis techniques, and information from company managements, customers and suppliers to assist in the identification of the industries and companies for attention. The committee then makes the selections of specific companies. However, each account is assigned to one of Westcap's managing directors as an individual portfolio manager and the manager is the person who controls the final investments in the event there should be specific desires and instruc-tions of the particular account holder. Glenn Weirick is the assigned port-folio manager for the Investors Research Fund portfolio. At the present time, no specific instructions have been given by the Fund to Westcap concerning the investment of its funds, so the Fund's general objectives and policies apply.

        In doing its work, the Investment Policy Committee divides the economy into sectors that will contribute to growth, sectors that will restrain growth, and those sectors that will be neutral. A further subdivision is made and matrixes are developed on the basis of the industry groups that are expected to outperform the S & P 500 (on a total return basis) over the coming 12-18 months and those expected to underperform. The committee continually reviews these groupings and classifications and makes any reclassifications needed as changes occur in the national or world economies.

        Individual equity investment selections are made by the Equity Invest-ment Committee starting with the "outperform" classifications of the Investment Policy Committee. Industry sources, various publications, company managements, company customers, Wall Street sources, and other contacts are utilized to identify specific investment candidates within the favorable classifications. Each candidate stock is then evaluated for decision purposes. Such evaluation frequently involves visits to a company's headquarters and interviews with its management personnel. The final result is a matrix identifying companies that are appropriate for investment of the client's funds. At any given time, Westcap will have a list of some 75 approved stocks, from which 40 to 60 issues will be selected as the investment portfolio.

        Westcap Investors occasionally invests in Level 2 sponsored American Depository Receipts ("ADRs"). That would cause the Fund to make investments in foreign companies. An ADR is an unguaranteed negotiable security that repre-sents interests in the shares of the foreign company, which shares are on deposit in a United States commercial bank. They are priced in dollars and pay dividends in dollars, although adjustments are made because of foreign currency exchange rates.

        Westcap's policy is to invest only in ADRs of foreign companies that satisfy U.S. disclosure requirements and reconcile their home market accounting to the generally accepted accounting principles observed by U.S. companies and that provide audited financial statements based on such principles on at least an annual basis. The sponsoring banks require that the foreign companies pro-vide direct disclosure to the bank and make monetary deposits of dividends directly to the sponsoring bank.

B.  WAIVER AMENDMENT

    1. THE DISCUSSION IN THE CURRENT PROSPECTUS ON PAGE 15 UNDER THE HEADING "FRONT-END SALES CHARGE WAIVERS" IS AMENDED AS FOLLOWS:

       (a) Shares will be sold at net asset value and without sales commission to persons who are affiliated with clients of Westcap Investors, LLC and to persons sponsored to the Fund by Westcap.

       (b) The above-described privilege will also be available to the immediate family members of persons meeting the above stated employee status requirements and to any trust, pension, profit sharing or other benefit plan for such persons.

    2. THE FOURTH SUBPARAGRAPH UNDER THE ABOVE SUBJECT HEADING IN THE CURRENT PROSPECTUS IS DELETED.